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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)    March 16, 1999
                                                       ----------------------


                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
           (Exact name of Registrants as Specified in their Charters)

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


            Delaware                        001-14387                    06-1522496
            Delaware                        001-13663                    06-1493538
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 (States or Other Jurisdictions    (Commission file Numbers)        (IRS Employer
       of  Incorporation)                                          Identification Nos.)

Four Greenwich Office Park, Greenwich, Connecticut               06830
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrants' telephone number, including area code (203) 622-3131
                                                          --------------

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Item 5. Other
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     On March 16, 1999, the Registrant announced the pricing at par of a
$250,000,000 offering of 9% Senior Subordianted Notes of United Rentals (North America), Inc. due 2009. United Rentals (North America), Inc. is a wholly owned subsidiary of United Rentals, Inc.


Exhibit
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99.1  Press Release Issued by the Registrant, Dated March 16, 1999

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of March, 1999.



                              UNITED RENTALS, INC.



                              By:   /s/ Michael J. Nolan
                                   ----------------------------------
                                    Name:  Michael J. Nolan
                                    Title:  Chief Financial Officer



                              UNITED RENTALS (NORTH AMERICA), INC.


                              By:   /s/ Michael J. Nolan
                                   ----------------------------------
                                    Name:  Michael J. Nolan
                                    Title:  Chief Financial Officer